Exhibit 99.1

LIBERTY INTERNATIONAL INC.

INDEX TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2014 AND 2013

AND

FOR THE NINE MONTHS ENDED JUNE 30, 2015 AND JUNE 30, 2014

LIBERTY INTERNATIONAL INC.

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

YEARS ENDED SEPTEMBER 30, 2014 AND 2013

INDEPENDENT AUDITORS= REPORT

Liberty International Inc.

Pawtucket, Rhode Island

We have audited the accompanying financial statements of Liberty International Inc. which comprise the balance sheets as of September 30, 2014 and 2013 and the related statements of operations and cash flows for the years then ended, and the related notes to the financial statements.

Management=s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor=s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amount and disclosures in the financial statements. The procedures selected depend upon the auditors= judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity=s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity=s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty International Inc. as of September 30, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Hackensack, New Jersey

October 20, 2015

F-2

LIBERTY INTERNATIONAL INC.

BALANCE SHEETS

	September 30,
	2014	2013
ASSETS

CURRENT ASSETS:
Cash	$334,909	$792,564
Accounts receivable net of allowance for doubtful accounts of $150,000 in 2014 and 2013	3,462,438	3,360,187
Prepaid expenses and sundry current assets	6,525	11,353
TOTAL CURRENT ASSETS	3,803,872	4,164,104

PROPERTY AND EQUIPMENT, NET	286,199	292,099

SECURITY DEPOSITS	26,307	26,419

TOTAL ASSETS	$4,116,378	$4,482,622

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$3,618,933	$3,743,192
Accrued expenses and other current liabilities	108,415	101,787
Loans payable – stockholders	-	48,000
TOTAL CURRENT LIABILITIES	3,727,348	3,892,979

STOCKHOLDERS’ EQUITY:
Common stock, no par value, 1,950 shares authorized, 100 shares issued 62.5 shares outstanding	1,000	1,100
Additional paid-in capital	25,000	25,900
Retained earnings	425,030	959,643
	451,030	986,643
Less cost of treasury stock	(62,000)	(397,000)
TOTAL STOCKHOLDERS’ EQUITY	389,030	589,643

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,116,378	$4,482,622

The accompanying notes are an integral part of these financial statements

F-3

LIBERTY INTERNATIONAL INC.

STATEMENTS OF OPERATIONS

	Year Ended September 30,
	2014	2013

REVENUES	$30,023,030)	$40,420,107)

COSTS AND EXPENSES:
Forwarding expenses	26,298,815)	36,265,478)
Selling, general and administrative	3,738,917)	3,747,168)
TOTAL COSTS AND EXPENSES	30,037,732)	40,012,646)

OPERATING (LOSS) INCOME	(14,702)	407,461)

OTHER ITEMS:
Interest expense, net of interest and dividend income	(592)	(325)
Other income (loss)	7,907)	(8,118)
TOTAL OTHER ITEMS	7,315)	(8,443)

NET (LOSS) INCOME	(7,387)	399,018)

RETAINED EARNINGS – BEGINNING OF YEAR	959,643)	666,744)

RETIREMENT OF TREASURY STOCK	(334,000)	-)

STOCKHOLDER DISTRIBUTIONS	(193,226)	(106,119)

RETAINED EARNINGS – END OF YEAR	$425,030)	$959,643)

The accompanying notes are an integral part of these financial statements

F-4

LIBERTY INTERNATIONAL INC.

STATEMENTS OF CASH FLOWS

	Year Ended September 30,
	2014	2013

OPERATING ACTIVITIES:
Net (loss) income	$(34,187)	$399,018)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation	65,742)	58,733)
Changes in operating assets and liabilities:
Accounts receivable	(102,251)	2,855,005)
Prepaid expenses	4,828)	8,970)
Deposits and advances	112)	(5,194)
Accounts payable	(124,259)	(2,884,744)
Accrued expenses and other current liabilities	33,428)	19,415)
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(156,587)	451,203

INVESTING ACTIVITIES:
Acquisition of property and equipment, net	(59,842)	(35,123)
NET CASH USED IN INVESTING ACTIVITIES	(59,842)	(35,123)

FINANCING ACTIVITIES:
Repayment of loans payable - stockholders	(48,000)	-
Distributions to stockholders	(193,226)	(106,119)
NET CASH USED IN FINANCING ACTIVITIES	(241,226)	(106,119)

(DECREASE) INCREASE IN CASH	(457,655)	309,961)

CASH – BEGINNING OF YEAR	792,564)	482,603)

CASH – END OF YEAR	$334,909)	$792,564)

The accompanying notes are an integral part of these financial statements

F-5

LIBERTY INTERNATIONAL INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND 2013

1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business description

Liberty International Inc. (“the Company”) operates its business as a full-service cargo transportation logistics management, including freight forwarding – via air, ocean and land-based carriers – custom brokerage services, warehousing and distribution services, and other value-added logistics services.

Business combination

On December 1, 2013, the Company entered into a merger agreement with International Delivery Systems, Inc. (“IDS”), a company with common ownership. The Company accounts for business combinations in accordance with FASB ASC 805, Business Combinations.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period. Actual results could differ from those estimates.

Cash

The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $250,000. The Company's accounts at these institutions may, at times, exceed the Federally insured limits. The Company has not experienced any losses in such accounts.

Accounts receivable and allowance for doubtful accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company extends credit to its customers based on an evaluation of their financial condition and other factors. The Company generally does not require collateral or other security to support accounts receivable. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential bad debts if required.

The Company determines whether an allowance for doubtful accounts is required by evaluating specific accounts where information indicates the customers may have an inability to meet financial obligations. In these cases, the Company uses assumptions and judgment, based on the best available facts and circumstances, to record a specific allowance for those customers against amounts due to reduce the receivable to the amount expected to be collected. These specific allowances are re-evaluation and adjusted as additional information is received. The amounts calculated are analyzed to determine the total amount of the allowance. The Company may also record a general allowance as necessary.

F-6

Direct write-offs are taken in the period when the Company has exhausted its efforts to collect overdue and unpaid receivables or otherwise evaluate other circumstances that indicate that the Company should abandon such efforts.

Property and equipment and depreciation policy

Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to amortize the costs of the related assets over their estimated useful lives on the straight-line and accelerated methods for both financial reporting and income tax purposes.

Maintenance, repairs and minor renewals are charged to expense when incurred. Replacements and major renewals are capitalized.

Business segment information

The Company operates as one reportable segment which is full service cargo transportation logistics management.

Revenues and revenue recognition

Full service cargo transportation logistics management

Revenues are derived from airfreight, ocean freight and custom brokerage services. The Company is a non-asset based carrier and, accordingly, does not own transportation assets. The Company generates the major portion of its air and ocean freight revenues by purchasing transportation services from direct carriers (airlines, steamship lines, etc.) and reselling those services to its customers. By consolidating shipments from multiple customers and availing itself of its buying power, the Company is able to negotiate favorable rates from the direct carriers, while offering to its customers lower rates than the customers could obtain themselves.

Airfreight revenues include the charges to the Company for carrying the shipments when the Company acts as a freight consolidator. Ocean freight revenues include the charges to the Company for carrying the shipments when the Company acts as a Non-Vessel Operating Common Carrier (“NVOCC). In each case, the Company is acting as an indirect carrier. When acting as an indirect carrier, the Company will issue a House Airway Bill (“HAWB”) or a House Ocean Bill of Lading (“HOBL”) to customers as the contract of carriage. In turn, when the freight is physically tendered to a direct carrier, the Company receives a contract of carriage known as a Master Airway Bill for airfreight shipments and a Master Ocean Bill of Lading for ocean shipments. At this point, the risk of loss passes to the carrier; however, in order to claim for any such loss, the customer is first obligated to pay the freight charges.

Based upon the terms in the contract of carriage, revenues related to shipments where the Company issues a HAWB or a HOBL are recognized at the time the freight is tendered to the direct carrier. Costs related to the shipments are recognized at the same time.

Revenues realized when the Company acts as an agent for the shipper and does not issue a HAWB or a HOBL include only the commission and fees earned for the services performed. These revenues are recognized upon completion of the services.

Customs brokerage and other services involves providing multiple services at destination, including clearing shipments through customs by preparing required documentation, calculating and providing for payment of duties and other charges on behalf of the customers arranging for any required inspections, and arranging for final delivery. These revenues are recognized upon completion of the services.

F-7

The movement of freight may require multiple services. In most instances, the Company may perform multiple services including destination breakbulk and value added services such as local transportation, distribution services and logistics management. Each of these services has a separate fee which is recognized as revenue upon completion of the service.

Customers will frequently request an all-inclusive rate for a set of services, which is known in the industry as “door-to-door services”. In these cases, the customer is billed a single rate for all services from pickup at origin to delivery. The allocation of revenue and expense among the components of service when provided under an all-inclusive rate are done in an objective manner on a fair value basis.

Income taxes

The Company elected to be taxed as an "S" Corporation. Therefore, no provision for income taxes is required.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise=s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company has no material uncertain tax positions for any of the reporting periods presented. The 2011 - 2013 tax returns remain subject to examination.

Fair Value Measurements

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures”, which  defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value and expands disclosure of fair value measurements.

The estimated fair value of certain financial instruments, including cash and cash equivalents, prepaid expenses, and accounts payable and accrued expenses are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

Recent Accounting Pronouncements

 From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board or other standard setting bodies that may have an impact on the Company’s accounting and reporting. The Company believes that such recently issued accounting pronouncements and other authoritative guidance for which the effective date is in the future either will not have an impact on its accounting or reporting or that such impact will not be material to its financial position, results of operations, and cash flows when implemented.

F-8

2	PROPERTY AND EQUIPMENT

At September 30, 2014 and 2013, property and equipment consists of the following:

	2014	2013

Leasehold improvements	$419,179	$419,179
Furniture and fixtures	56,627	56,604
Office equipment	130,359	130,359
Computer equipment	461,569	436,882
Transportation equipment	223,881	233,632
Warehouse equipment	56,725	40,846
	1,348,340	1,317,502
Less accumulated depreciation	1,062,141	1,025,403
	$286,199	$292,099

3	LOANS PAYABLE – STOCKHOLDERS

Loans payable – stockholders bear interest at .2% per annum and are due on demand. The loans were repaid in 2014.

4	TREASURY STOCK

As of September 30, 2014 and 2013, treasury stock consists of 37.5 and 75 shares, at cost, which totals $62,000 and $397,000, respectively. During 2014 37.5 shares of treasury stock related to IDS, totaling $335,000, were retired as part of the merger agreement.

5	PROFIT SHARING AND 401(K) PLANS

The Company maintains a non-contributory profit sharing plan and a contributory 401(k) plan covering substantially all full-time employees. The 401(k) plan provides for participant contributions of up to 100% of annual compensation (not to exceed the IRS limit), as defined by the plan. Under the terms of the Plan, the Company has the option of making both matching contributions and discretionary contributions determined on an annual basis. The expense charged to operations for the years ended September 30, 2014 and 2013 aggregated approximately $49,716 and $59,595, respectively.

6	COMMITMENTS AND CONTINGENCIES

The Company conducts its operations from leased premises. Rental expense on operating leases for the years ended September 30, 2014 and 2013 approximated $185,000 and $182,800, respectively.

Future minimum lease commitments (excluding renewal options) under non-cancellable leases are as follows:

September 30, 2015	$144,000
2016	$70,000

F-9

The Company sub-leases office space to an unrelated third party on a month-to-month basis. Income received for the years ended September 30, 2014 and 2013 amounted to $4,800 and $6,600, respectively, and is included in other income.

7	RISKS AND UNCERTAINTIES

Currency risks

The nature of the Company’s operations requires it to deal with currencies other than the U.S. Dollar. This results in the Company being exposed to the inherent risks of international currency markets and governmental interference. A number of countries where the Company maintains offices or agent relationships have currency control regulations that influence its ability to hedge foreign currency exposure. The Company tries to compensate for these exposures by accelerating international currency settlements among those offices or agents.

Concentration of credit risk

The Company’s assets that are exposed to concentrations of credit risk consist primarily of cash and receivables from customers. The Company places its cash with financial institutions that have high credit ratings. The receivables from clients are spread over many customers. The Company maintains an allowance for uncollectible accounts receivable based on expected collectability and performs ongoing credit evaluations of its customers’ financial condition.

Legal proceedings

The Company is occasionally subject to claims and lawsuits which typically arise in the normal course of business. While the outcome of these claims cannot be predicated with certainty, management does not believe that the outcome of any these legal matters will have a material adverse effect on the Company’s financial position or results of operations.

8	CONCENTRATION OF CUSTOMERS

Sales to three major customers were approximately 34.5% and 29.2% of sales for the years ended September 30, 2014 and 2013, respectively. Amounts due from these customers aggregated approximately $831,000 and $1,120,000 at September 30, 2014 and 2013, respectively.

9	SUBSEQUENT EVENTS

Management has evaluated events occurring after the date of these financial statements through the date that these financial statements were issued. Other than the item below, there have been no other events that would require adjustment to or disclosure in the financial statements.

On August 14, 2015, The Company and its stockholders entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Janel Corporation for the purchase of the Company and all of the outstanding common stock. Closing of the transactions contemplated by the Purchase Agreement took place on the same day. Under the terms of the Purchase Agreement, the purchase price for the Liberty Shares was $2,500,000, subject to certain closing adjustments for Liberty’s accounts payable and receivable as of the closing date.

F-10

Liberty International Inc.

 HISTORICAL BALANCE SHEETS

 (Unaudited)

	Liberty	Liberty
	June 30,	June 30,
	2015	2014
	Historical	Historical
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	184,876	86,138
Accounts receivable, net of allowance for doubtful accounts of accounts of $0 and $145,000 respectively	3,178,209	2,683,606
Loans receivable - other	-
Prepaid expenses and sundry current assets	14,919	4,418
Total current assets	3,378,004	2,774,162

PROPERTY AND EQUIPMENT, NET	187,467	261,306
OTHER ASSETS:
Security deposits	34,024	28,457
Intangible assets	-	-
Goodwill
Total other assets	34,024	28,457
Total assets	3,599,495	3,063,925

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Note payable - bank
Loans payable - stockholder		48,000
Accounts payable - trade	3,363,920	2,663,550
Accrued expenses and other current liabilities	47,160
Current portion of long-term debt	-
Total current liabilities	3,411,081	2,711,550

SHAREHOLDERS' EQUITY:
Preferred Stock	-
Common stock	1,000	1,000
Paid-in capital	25,000	25,000
Retained earnings	162,414	326,375
Total shareholders' equity	188,414	352,375
Total liabilities shareholders' equity	3,599,495	3,063,925

The accompanying notes are an integral part of these financial statements

F-11

Liberty International Inc.

 STATEMENT OF OPERATIONS

 (Unaudited)

	NINE MONTHS ENDED
	JUNE 30,
	2015	2014
	Historical	Historical
REVENUES	$19,532,586	$21,218,844
COST AND EXPENSES:
Forwarding expenses	17,060,888	19,211,545
Selling, general and administrative	2,455,038	2,026,586
Depreciation and amortization	49,776	43,899
TOTAL COSTS AND EXPENSES	19,565,701	21,282,030

INCOME (LOSS) FROM CONTINUING OPERATIONS	(33,114)	(63,187)

OTHER ITEMS:
Interest (expense) income, net of interest and dividend income	(547)	230
TOTAL OTHER ITEMS	(547)	-

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(33,661)	(63,417)
Income taxes	-	-

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	(33,661)	(63,417)

The accompanying notes are an integral part of these financial statements

F-12

Liberty International Inc.

HISTORICAL STATEMENT OF CASH FLOWS

(Unaudited)

	NINE MONTHS ENDED
	JUNE 30,
	2015	2014
	Historical	Historical
OPERATING ACTIVITIES:
Net loss	(33,661)	(63,417)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and Amortization	49,776	43,899
Changes in operating assets and liabilities:
Accounts receivable	284,229	676,581
Prepaid expenses and other assets	(16,111)	4,897
Accounts payable and accrued expenses	(316,268)	(1,181,429)
NET CASH USED IN OPERATING ACTIVITIES	(32,036)	(519,469)

FINANCING ACTIVITIES:
Proceeds from bank loan	-	-
Proceeds from notes payable	-	-
Proceeds from Loans Payable - Related Party		-
Shareholders’ distributions	(166,955)	(173,851)
NET CASH USED IN FINANCING ACTIVITIES	(166,955)	(173,851)

INVESTMENT ACTIVITIES:
Proceeds/(Investment) in Fixed Assets	48,957	(13,106)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	48,957	(13,106)

DECREASE IN CASH	(150,033)	(706,426)

CASH – BEGINNING OF YEAR	334,909	792,564

CASH – END OF PERIOD	184,876	86,138

Supplemental cash flow information:
Cash paid during the year for:
Interest	(547)	(415)

The accompanying notes are an integral part of these financial statements

F-13

LIBERTY INTERNATIONAL INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015 AND 2014

1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business description

Liberty International Inc. (“the Company”) operates its business as a full-service cargo transportation logistics management, including freight forwarding – via air, ocean and land-based carriers – custom brokerage services, warehousing and distribution services, and other value-added logistics services.

Business combination

On December 1, 2013, the Company entered into a merger agreement with International Delivery Systems, Inc. (“IDS”), a company with common ownership. The Company accounts for business combinations in accordance with FASB ASC 805, Business Combinations.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period. Actual results could differ from those estimates.

Cash

The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $250,000. The Company's accounts at these institutions may, at times, exceed the Federally insured limits. The Company has not experienced any losses in such accounts.

Accounts receivable and allowance for doubtful accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company extends credit to its customers based on an evaluation of their financial condition and other factors. The Company generally does not require collateral or other security to support accounts receivable. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential bad debts if required.

F-14

The Company determines whether an allowance for doubtful accounts is required by evaluating specific accounts where information indicates the customers may have an inability to meet financial obligations. In these cases, the Company uses assumptions and judgment, based on the best available facts and circumstances, to record a specific allowance for those customers against amounts due to reduce the receivable to the amount expected to be collected. These specific allowances are re-evaluation and adjusted as additional information is received. The amounts calculated are analyzed to determine the total amount of the allowance. The Company may also record a general allowance as necessary.

Direct write-offs are taken in the period when the Company has exhausted its efforts to collect overdue and unpaid receivables or otherwise evaluate other circumstances that indicate that the Company should abandon such efforts.

Property and equipment and depreciation policy

Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to amortize the costs of the related assets over their estimated useful lives on the straight-line and accelerated methods for both financial reporting and income tax purposes.

Maintenance, repairs and minor renewals are charged to expense when incurred. Replacements and major renewals are capitalized.

Business segment information

The Company operates as one reportable segment which is full service cargo transportation logistics management.

Revenues and revenue recognition

Full service cargo transportation logistics management

Revenues are derived from airfreight, ocean freight and custom brokerage services. The Company is a non-asset based carrier and, accordingly, does not own transportation assets. The Company generates the major portion of its air and ocean freight revenues by purchasing transportation services from direct carriers (airlines, steamship lines, etc.) and reselling those services to its customers. By consolidating shipments from multiple customers and availing itself of its buying power, the Company is able to negotiate favorable rates from the direct carriers, while offering to its customers lower rates than the customers could obtain themselves.

F-15

Airfreight revenues include the charges to the Company for carrying the shipments when the Company acts as a freight consolidator. Ocean freight revenues include the charges to the Company for carrying the shipments when the Company acts as a Non-Vessel Operating Common Carrier (“NVOCC). In each case, the Company is acting as an indirect carrier. When acting as an indirect carrier, the Company will issue a House Airway Bill (“HAWB”) or a House Ocean Bill of Lading (“HOBL”) to customers as the contract of carriage. In turn, when the freight is physically tendered to a direct carrier, the Company receives a contract of carriage known as a Master Airway Bill for airfreight shipments and a Master Ocean Bill of Lading for ocean shipments. At this point, the risk of loss passes to the carrier; however, in order to claim for any such loss, the customer is first obligated to pay the freight charges.

Based upon the terms in the contract of carriage, revenues related to shipments where the Company issues a HAWB or a HOBL are recognized at the time the freight is tendered to the direct carrier. Costs related to the shipments are recognized at the same time.

Revenues realized when the Company acts as an agent for the shipper and does not issue a HAWB or a HOBL include only the commission and fees earned for the services performed. These revenues are recognized upon completion of the services.

Customs brokerage and other services involves providing multiple services at destination, including clearing shipments through customs by preparing required documentation, calculating and providing for payment of duties and other charges on behalf of the customers arranging for any required inspections, and arranging for final delivery. These revenues are recognized upon completion of the services.

The movement of freight may require multiple services. In most instances, the Company may perform multiple services including destination breakbulk and value added services such as local transportation, distribution services and logistics management. Each of these services has a separate fee which is recognized as revenue upon completion of the service.

Customers will frequently request an all-inclusive rate for a set of services, which is known in the industry as “door-to-door services”. In these cases, the customer is billed a single rate for all services from pickup at origin to delivery. The allocation of revenue and expense among the components of service when provided under an all-inclusive rate are done in an objective manner on a fair value basis.

Income taxes

The Company elected to be taxed as an "S" Corporation. Therefore, no provision for income taxes is required.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise=s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company has no material uncertain tax positions for any of the reporting periods presented. The 2011 - 2013 tax returns remain subject to examination.

F-16

Fair Value Measurements

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures”, which  defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value and expands disclosure of fair value measurements.

The estimated fair value of certain financial instruments, including cash and cash equivalents, prepaid expenses, and accounts payable and accrued expenses are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

Recent Accounting Pronouncements

 From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board or other standard setting bodies that may have an impact on the Company’s accounting and reporting. The Company believes that such recently issued accounting pronouncements and other authoritative guidance for which the effective date is in the future either will not have an impact on its accounting or reporting or that such impact will not be material to its financial position, results of operations, and cash flows when implemented.

2	RISKS AND UNCERTAINTIES

Currency risks

The nature of the Company’s operations requires it to deal with currencies other than the U.S. Dollar. This results in the Company being exposed to the inherent risks of international currency markets and governmental interference. A number of countries where the Company maintains offices or agent relationships have currency control regulations that influence its ability to hedge foreign currency exposure. The Company tries to compensate for these exposures by accelerating international currency settlements among those offices or agents.

F-17

Concentration of credit risk

The Company’s assets that are exposed to concentrations of credit risk consist primarily of cash and receivables from customers. The Company places its cash with financial institutions that have high credit ratings. The receivables from clients are spread over many customers. The Company maintains an allowance for uncollectible accounts receivable based on expected collectability and performs ongoing credit evaluations of its customers’ financial condition.

Legal proceedings

The Company is occasionally subject to claims and lawsuits which typically arise in the normal course of business. While the outcome of these claims cannot be predicated with certainty, management does not believe that the outcome of any these legal matters will have a material adverse effect on the Company’s financial position or results of operations.

3	SUBSEQUENT EVENTS

Management has evaluated events occurring after the date of these financial statements through the date that these financial statements were issued. Other than the item below, there have been no other events that would require adjustment to or disclosure in the financial statements.

On August 14, 2015, The Company and its stockholders entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Janel Corporation for the purchase of the Company and all of the outstanding common stock. Closing of the transactions contemplated by the Purchase Agreement took place on the same day. Under the terms of the Purchase Agreement, the purchase price for the Liberty Shares was $2,500,000, subject to certain closing adjustments for Liberty’s accounts payable and receivable as of the closing date.

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